JUNE 2009 AMENDMENT AGREEMENT

THIS JUNE 2009 AMENDMENT AGREEMENT (this “Agreement”) is made as of June 17, 2009, among Velocity Energy Inc. (f/k/a Sonterra Resources, Inc.), a Delaware corporation (the “Velocity”), Longview Marquis Master Fund, L.P., a British Virgin Islands limited partnership (“Marquis”), North Texas Drilling Services, Inc., a Texas corporation (“North Texas”), Sonterra Operating, Inc., a Delaware corporation (“Operating”), Velocity Energy Limited LLC, a Texas limited liability company (“Limited”), Velocity Energy Offshore LP, a Delaware limited partnership (“Offshore”), Velocity Energy Operating Inc., a Delaware corporation (“Velocity Operating”), Velocity Energy Partners L.P., a Delaware limited partnership (“Onshore”; North Texas, Operating, Limited, Velocity Operating, Offshore and Onshore, each a “Velocity Sub” and, together, the “Velocity Subs”), and, solely for the purpose of Section 20 hereof, Summerview Marquis Fund, L.P., a Delaware limited partnership (“Summerview”).  Each capitalized term used in this letter agreement and not otherwise defined, shall have the meaning ascribed thereto in the Purchase Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Velocity and Marquis entered into that certain Securities Purchase Agreement dated as of November 13, 2008 (as amended, restated, supplemented, or otherwise modified and in effect from time to time, the “Purchase Agreement”), pursuant to which, among other things, Velocity issued in favor of Marquis that certain Senior Secured Note (Note No.: SR-001), dated November 13, 2008, in the original principal amount of $8,875,000 (as amended, restated, supplemented, or otherwise modified from time to time, the “Senior Secured Note”).

WHEREAS, Velocity and Marquis entered into that certain letter agreement, dated March 31, 2009, pursuant to which (i) Velocity made an Optional Prepayment (as defined in the Senior Secured note) pursuant to Section 3(a) of the Senior Secured Note, in the amount of $2,000,000 (the “Prepayment”), and (ii) the outstanding principal of the Senior Secured Note was reduced by $2,192,500 upon Marquis’ receipt of the Prepayment.

WHEREAS, upon such reduction, the outstanding principal of the Senior Secured Note was $6,682,500.

WHEREAS, Marquis and Summerview entered into that certain letter agreement, dated May 29, 2009, pursuant to which (i) Marquis transferred to Summerview and Summerview acquired from Marquis, a portion of the Senior Secured Note, in the principal amount of $1,679,748.02, including all of Marquis’ right, title and interest, legal and equitable, therein and thereto (such transferred portion of the Senior Secured Note, the “Summerview Secured Note” and the portion of the Senior Secured Note not so transferred (i.e., continuing to be held by Marquis), in the principal amount of $5,002,751.98, the “Marquis Secured Note”)), and (ii) Marquis transferred and assigned to Summerview all of Marquis’ rights and obligations under the Purchase Agreement and the Transaction Documents with respect to the Transferred Securities and Summerview accepted such assignment of rights and agreed to be bound by the provisions of the Securities Purchase Agreement and the Transaction Documents as they relate to the Transferred Securities; and Marquis and Summerview provided notice to Velocity of such transfer.

WHEREAS, in connection with the transfer of the Transferred Securities from Marquis to Summerview and in exchange for the Senior Secured Note, Velocity is required to issue two new notes representing in aggregate the remaining unpaid principal of the Senior Secured Note, each in the same form as the Senior Secured Note: (i) one to Marquis in the principal amount of $5,002,751.98, representing the Marquis Secured Note, and (ii) the other to Summerview in the principal amount of $1,679,748.02, representing the Summerview Secured Note.

WHEREAS, Velocity and Marquis desire to amend the terms of the Marquis Secured Note as provided herein.

NOW, THEREFORE, in consideration of the agreements, provisions and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Velocity and Marquis (and Summerview with respect to Section 20 hereof) agree as follows:

1. Marquis Payment. On the date hereof, Marquis shall pay to Velocity cash in the amount of $1,500,000 (such payment, the “Additional Payment”), by wire transfer of immediately available funds into the Acquisition Account, in accordance with the instructions set forth on Exhibit A hereto.

2. Increase of Principal of the Marquis Secured Note.  Notwithstanding any prohibition or restriction in, or anything to the contrary in, the Marquis Secured Note or the Purchase Agreement, effective immediately upon the receipt by Velocity of the Additional Payment, the principal of the Marquis Secured Note (the “Principal”) shall be increased by $1,644,375.  For the avoidance of doubt, immediately upon the receipt by Velocity of the Additional Payment, the Principal will be $6,647,126.98 (the “New Principal Amount”).  Velocity shall promptly issue and deliver to Marquis a note representing the Marquis Secured Note, in the same form as the Senior Secured Note, stating the Principal as being the New Principal Amount effective as of the date hereof.

3. Use of Additional Payment Proceeds.  Velocity shall use the Additional Payment proceeds solely to fund an Agreed Acquisition as provided in, and subject to the terms and conditions of, Section 4(d) the Purchase Agreement, and such proceeds shall be subject to all additional restrictions set forth in the Purchase Agreement, the Supplemental Account Control Agreement and the other Transaction Documents applicable to the Acquisition Account.

4. Representations and Warranties of Velocity.  Velocity and the Velocity Subs jointly and severally represent and warrant to Marquis that:

a. Authorization; Enforcement; Validity. Each of Velocity and the Velocity Subs has the requisite corporate, limited liability company, limited partnership or other organizational power and authority to enter into and perform its obligations under this Agreement, the Purchase Agreement, the Marquis Secured Note (as amended hereby) and the other Transaction Documents.  The execution and delivery of this Agreement by Velocity and the Velocity Subs and the consummation of the transactions contemplated hereby, by the Marquis Secured Note (as amended hereby) and by the other Transaction Documents have been duly authorized by the respective boards of directors, managers, members or general partners of Velocity and the Velocity Subs, as applicable, and no further consent or authorization is required by Velocity, the Velocity Subs or any of their respective boards of directors, managers, members, general partners or shareholders.  This Agreement has been duly executed and delivered by Velocity and each of the Velocity Subs, and each of this Agreement, the Purchase Agreement, the Marquis Secured Note (as amended hereby) and the other Transaction Documents constitutes a valid and binding obligation of each of Velocity and the Velocity Subs (as applicable), enforceable against each of Velocity and the Velocity Subs (as applicable) in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

b. Issuance of Securities.  The amendment of the Marquis Secured Note in accordance herewith is exempt from registration under the Securities Act of 1933, as amended, and applicable state securities laws, based upon the representation made by Marquis herein that Marquis is an “accredited investor.”

c. No Conflicts.  The execution and delivery of this Agreement by each of Velocity and the Velocity Subs, as applicable, the performance by each of Velocity and the Velocity Subs (as applicable) of their respective obligations hereunder, under the Purchase Agreement, under the Marquis Secured Note (as amended hereby) and under the other Transaction Documents, and the consummation by each of Velocity and the Velocity Subs (as applicable) of the transactions contemplated hereby, by the Purchase Agreement, by the Marquis Secured Note (as amended hereby) and by the other Transaction Documents will not (i) result in a violation of the certificate of incorporation or the bylaws of Velocity or the organizational documents of any Velocity Sub; (ii) conflict with, or constitute a breach or default (or an event which, with the giving of notice or lapse of time or both, constitutes or would constitute a breach or default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or other remedy with respect to, any agreement, indenture or instrument to which Velocity or any of the Velocity Subs is a party; or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to Velocity or any of the Velocity Subs or by which any property or asset of Velocity or any of the Velocity Subs is bound or affected.  Neither Velocity nor any of the Velocity Subs is required to obtain any consent, authorization or order of or, except as required by Section 7 below, make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under, or contemplated by, this Agreement, the Purchase Agreement, the Marquis Secured Note (as amended hereby) and the other Transaction Documents.

d. No Breach or Default.  As of the date hereof, neither Velocity nor any Velocity Subs is in material breach or violation of any representation, warranty, covenant or other provision of, or in default under, the Purchase Agreement, the Marquis Secured Note or any of the other Transaction Documents.

e. Outstanding Note.  As of the date hereof, the Marquis Secured Note and the Summerview Secured Note are the only Notes outstanding.

f. Subsidiaries.  As of the date hereof, the Velocity Subs and the Excluded Subsidiaries are the only Subsidiaries.

g. Other Representations.  The representations and warranties of Velocity and each of the Velocity Subs (as applicable) in the Purchase Agreement and in the other Transaction Documents are true and correct as of the date when made and as of the date hereof as though made at that time (except for representations and warranties that speak as of a specific date, which were true and correct as of such date) and Velocity and each of the Velocity Subs (as applicable) has performed, satisfied and complied with the covenants, agreements and conditions required by the Purchase Agreement and the other Transaction Documents to be performed, satisfied or complied with by Velocity at or prior to the date hereof.

5. Representation and Warranties of Marquis.  Marquis represents and warrants to Velocity that (i) Marquis is a validly existing limited partnership and has the requisite limited partnership power and authority to enter into and perform its obligations under this Agreement, (ii) this Agreement has been duly and validly authorized, executed and delivered on behalf of Marquis and is a valid and binding agreement of Marquis, enforceable against Marquis in accordance with its terms, and (iii) Marquis is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D.

6. Acknowledgment of Velocity and the Velocity Subs.  Velocity and each of the Velocity Subs hereby irrevocably and unconditionally acknowledges, affirms and covenants to Marquis that:

a. Marquis is not in default under any of the Transaction Documents and has not otherwise breached any obligations to Velocity or any of the Velocity Subs; and

b. there are no offsets, counterclaims or defenses to the Liabilities (as defined in the Security Agreement) or Obligations (as defined in the Guaranty), including the liabilities and obligations of Velocity under the Marquis Secured Note (as amended hereby), or to the rights, remedies or powers of Marquis in respect of any of the Liabilities or Obligations or any of the Transaction Documents, and Velocity and each of the Velocity Subs agree not to interpose (and each does hereby waive and release) any such defense, set-off or counterclaim in any action brought by Marquis with respect thereto.

7. Covenants. Prior to 5:30 p.m., New York time, on June 19, 2009, Velocity shall file a current report on Form 8-K (the “Amendment Form 8-K”) with the Securities and Exchange Commission (the “SEC”), describing the terms of this Agreement and including this Agreement as an exhibit thereto, in the form required by the 1934 Act.  From and after the filing of this Amendment Form 8-K with the SEC, Marquis shall not be in possession of any material nonpublic information received from Velocity or any of its affiliates, officers, directors, employees or agents as a result of this Agreement or any of the matters referred to herein.

8. Avoidance of Doubt.  The parties hereto hereby agree, for the avoidance of doubt, that (a) the term “Notes” as used in the Purchase Agreement, the Summerview Secured Note and Marquis Secured Note shall include the Marquis Secured Note, as, and to the extent, amended by this Agreement, and (b) the terms “Liabilities” and “Obligations” as used in the Transaction Documents shall include all liabilities and obligations of Velocity and the Velocity Subs under this Agreement, under the Marquis Secured Note (as amended hereby) and under the other Transaction Documents, and this Agreement shall be included within the meaning of the term “Transaction Documents,” and each of the parties hereto agrees not to take any contrary positions.

9. Expenses.  Velocity hereby covenants and agrees to promptly reimburse Marquis for all of its out-of-pocket fees, costs and expenses, including attorneys’ fees and expenses, up to an aggregate of $5,000, incurred in connection with the drafting, negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby, including by reimbursement of all of such fees, costs and expenses incurred by Marquis through the date hereof within one (1) Business Day after notification thereof.

10. Reservation of Rights.  Except as expressly set forth herein (and subject to the terms and conditions hereof), Marquis has not hereby waived, or agreed to waive, (i) any breach, default or Event of Default that may be continuing under any of the Transaction Documents or (ii) any of Marquis’ rights or remedies arising from any such breach, default or Event of Default or otherwise available under the Transaction Documents or at law.  Marquis expressly reserves all such rights and remedies.

11. Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.  The successors and assigns of such entities shall include their respective receivers, trustees or debtors-in-possession.

12. Further Assurances.  Velocity and each of the Velocity Subs hereby agree from time to time, as and when requested by Marquis, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements, including secretary’s certificates, stock powers and irrevocable transfer agent instructions, and to take or cause to be taken such further or other action, as Marquis may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Agreement, the Purchase Agreement, the Marquis Secured Note (as amended hereby) and the other Transaction Documents.

13. Governing Law; Jurisdiction; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof by registered or certified U.S. mail, return receipt requested, or by a nationally recognized overnight delivery service, to such party at the address for such notices to it under the Marquis Secured Note (or, in the case of Summerview, the Summerview Secured Note) and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

14. Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party.  In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.  No party hereto shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract, and each party hereto forever waives any such defense.

15. Section Headings.  The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

16. No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

17. Merger.  This Agreement, the Purchase Agreement, the Marquis Secured Note (as amended hereby) and the other Transaction Documents represent the final agreement of each of the parties hereto with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or prior or subsequent oral agreements, among any of the parties hereto.  Except as expressly set forth in this Agreement, the Purchase Agreement, the Marquis Secured Note (as amended hereby) and the other Transaction Documents, neither Velocity nor Marquis makes any representation, warranty, covenant or undertaking with respect to such matters.

18. Interpretative Matters.  Unless the context otherwise requires, (i) all references to Sections or Exhibits are to Sections or Exhibits contained in or attached to this Agreement, (ii) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (iii) the words “hereof,” “herein” and words of similar effect shall reference this Agreement in its entirety, and (iv) the use of the word “including” in this Agreement shall be by way of example rather than limitation.

19. Reaffirmation.  Each of Velocity and the Velocity Subs, as issuer, debtor, grantor, pledgor, mortgagor, guarantor or assignor, or in other any other similar capacity in which such Person grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) acknowledges and agrees that it has reviewed this Agreement, (ii) ratifies and reaffirms all of its obligations, contingent or otherwise, under each of the Purchase Agreement, the Marquis Secured Note (as amended hereby) and the other Transaction Documents to which it is a party (after giving effect hereto), and (iii) to the extent such Person granted liens on or security interests in any of its property pursuant to any such Transaction Document as security for or otherwise guaranteed the Liabilities under or with respect to the Transaction Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Liabilities (as amended hereby).  Each of Velocity and the Velocity Subs hereby consents to this Agreement and acknowledges that each of the Purchase Agreement, the Marquis Secured Note (as amended hereby) and the other Transaction Documents, remains in full force and effect and is hereby ratified and reaffirmed.

20. Consent of Summerview.  Summerview hereby consents to the amendment of the Marquis Secured Note to increase the Principal thereof to the New Principal Amount.  Furthermore, notwithstanding Section 9 of each of the Summerview Secured Note and Marquis Secured Note, (i) Summerview and Velocity agree that the Summerview Secured Note shall not be amended as a result of or in connection with such amendment of the Marquis Secured Note, and (ii) Velocity, Marquis and Summerview agree that such amendment of the Marquis Secured Note shall be effective even though it does not apply to the Summerview Secured Note.  Velocity shall promptly issue and deliver to Summerview a note representing the Summerview Secured Note, in the same form as the Senior Secured Note.

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by each of the undersigned as of the date first above written.

VELOCITY ENERGY INC. (f/k/a Sonterra Resources, Inc.), a Delaware corporation

By:	/s/ D.E. Vandenberg
Name:	D.E. Vandenberg
Title:	President

LONGVIEW MARQUIS MASTER FUND, L.P., a British Virgin Islands limited partnership

By:	Summerline Asset Management, LLC
Its:	Investment Advisor

By:	/s/ Robert J. Brantman
Name:	Robert J. Brantman
Title:	Co-Managing Member

SUMMERVIEW MARQUIS FUND, L.P.,
a Delaware limited partnership (solely for purposes of Section 20)

By:	Summerline Asset Management, LLC
Its:	General Partner

By:	/s/ Robert J. Brantman
Name:	Robert J. Brantman
Title:	Co-Managing Member

NORTH TEXAS DRILLING SERVICES, INC., a Texas corporation

By:	/s/ D.E. Vandenberg
Name:	D.E. Vandenberg
Title:	Vice President

SONTERRA OPERATING, INC., a Delaware corporation

By:	/s/ D.E. Vandenberg
Name:	D.E. Vandenberg
Title:	Presdient

VELOCITY ENERGY LIMITED LLC, a Texas limited liability company

By:	/s/ D.E Vandenberg
Name:	D.E. Vandenberg
Title:	Presdient

VELOCITY ENERGY OFFSHORE LP, a Delaware limited partnership

By:	/s/ D.E Vandenberg
Name:	D.E. Vandenberg
Title:	Presdient

VELOCITY ENERGY OPERATING INC., a Delaware corporation

By:	/s/ D.E. Vandenberg
Name:	D.E. Vandenberg
Title:	Presdient

VELOCITY ENERGY PARTNERS L.P., a Delaware limited partnership

By:	/s/ D.E. Vandenberg
Name:	D.E. Vandenberg
Title:	Presdient